UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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Kopin Corporation

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KOPIN CORPORATION

200 John Hancock Road, Taunton, Massachusetts 02780

March 17, 2009

To Our Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of KOPIN CORPORATION, to be held at 9:00 a.m. on April 28, 2009, at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110 (the “Meeting”).

The Notice of Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting. Our Annual Report on Form 10-K for the fiscal year ended December 27, 2008 is also enclosed for your information.

Our board of directors encourages your participation in Kopin Corporation’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the Proxy Statement. You may submit your proxy by completing, dating and signing the enclosed Proxy Card and returning it promptly in the enclosed envelope. You may also vote by telephone or by the Internet, as described in the Proxy Statement. You are urged to vote by mail, telephone or Internet even if you plan to attend the Meeting.

Sincerely,

JOHN C.C. FAN Chairman

KOPIN CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 28, 2009

Notice is hereby given that the 2009 Annual Meeting (the “Meeting”) of Stockholders of Kopin Corporation (the “Company”) will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110 on April 28, 2009, at 9:00 a.m., local time, to consider and act upon the following matters:

1.	A proposal to elect seven (7) directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	A proposal to ratify an amendment to the Company’s 2001 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan.

3.	A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the current fiscal year.

4.	Such other business as may properly come before the Meeting or any adjournments thereof.

Stockholders of record at the close of business on March 10, 2009 are entitled to notice of and to vote at the Meeting and any adjourned sessions thereof. The enclosed proxy statement is being mailed to those shareholders on or about March 17, 2009. All stockholders are cordially invited to attend the Meeting.

By Order of the Board of Directors

JOHN C.C. FAN Chairman

Taunton, Massachusetts

March 17, 2009

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THE INTERNET AS DESCRIBED IN THE PROXY STATEMENT. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND YOU MAY VOTE YOUR SHARES IN PERSON AT THE MEETING.

KOPIN CORPORATION

200 John Hancock Road

Taunton, Massachusetts 02780

PROXY STATEMENT

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholders Meeting to be Held on April 28, 2009. The Proxy Statement and Annual Report to Stockholders is/are

available at www.kopin.com/proxy

This proxy statement and proxy are being furnished in connection with the solicitation by the board of directors of Kopin Corporation for use at the 2009 Annual Meeting of Stockholders (the “Meeting”) to be held on April 28, 2009, and at any adjournments thereof. This proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 27, 2008 were first mailed to stockholders on or about March 17, 2009. The Meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110 on April 28, 2009 at 9:00 a.m.

All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by Kopin Corporation. It is expected that solicitations will be made primarily by mail, but our directors, officers and regular employees also may solicit proxies by telephone and in person, without additional compensation therefor. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for proxy materials to be sent to their principals, and we will reimburse such persons for their reasonable expenses in so doing.

The close of business on March 10, 2009 has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the record date, there were issued and outstanding and entitled to vote 69,532,236 shares of our common stock. Holders of shares of our common stock are entitled to one vote for each share owned as of the record date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

Stockholders may vote by completing the enclosed proxy card and mailing it in the envelope provided, by using a toll-free telephone number provided on the proxy card, or over the Internet. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m. on April 27, 2009. Any proxy submitted prior to the Meeting may be revoked at any time before it is voted by written notice of revocation received by the Secretary of Kopin Corporation prior to the Meeting, by delivering a later dated proxy in accordance with the instructions on the enclosed proxy, by voting in person at the Meeting or by revoking a written proxy by request in person at the Meeting. If the proxy submitted is not so revoked, the shares represented by such proxy will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting.

For Proposal 1, directors are elected by a plurality of shares present in person or represented by proxy at the Meeting and entitled to vote, which means that the seven individuals receiving the highest number of “FOR” votes will be elected directors. Proposals 2 and 3 will be approved upon the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each such proposal.

If, in a proxy submitted on behalf of a stockholder by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then such proxies will be counted as present for purposes of establishing a quorum at the Meeting but will not be considered entitled to vote on such proposals and such “non-votes” will have no effect on the results of the voting on such proposals. Proxies marked as “abstain” as to one or more proposals will be counted as present for purposes of establishing a quorum at the Meeting and for the purpose of calculating the vote on such proposals. Such abstentions will have the effect of a vote against such proposals other than Proposal 1 (for which they will have no effect on the voting results).

The chairman of the Meeting or the holders of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting of the time and place of the adjourned meeting.

Our board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of Meeting. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed proxy card, or their substitutes acting thereunder, will vote on any such matter in accordance with their best judgment.

Corporate Governance Matters

Our board of directors has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The following table lists each of our directors for fiscal year 2008 and provides membership information for each of the committees:

Name	Audit	Compensation	Corporate Governance and Nominating
John C.C. Fan
James K. Brewington			X
David E. Brook			X
Andrew H. Chapman	X	X
Morton Collins	X	X
Chi Chia Hsieh			X
Michael J. Landine	X

Corporate Governance Guidelines

Our board has adopted charters for each of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our board also has adopted corporate governance guidelines, a code of business conduct and ethics for employees, executive officers and directors and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on our website at www.kopin.com under the heading “Investors: Corporate Governance.” A copy of any of these documents may be obtained, without charge, upon written request to Kopin Corporation, c/o Investor Relations, 200 John Hancock Road, Taunton, MA 02780.

Corporate Governance Practices and Board Independence

Each year, our board of directors reviews the relationships that each director has with us and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Stock Market, Inc. Marketplace Rules, or the NASDAQ Rules, and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. Our board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include the members’ current and historic relationships with us and our competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which a member of our board of directors is a director or executive officer. After evaluating these factors, our board of directors has determined that a majority of the members of the board of directors, namely James Brewington, David Brook, Andrew Chapman, Morton Collins, Chi Chia Hsieh and Michael Landine, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director and are independent directors of Kopin Corporation within the meaning of applicable NASDAQ Rules.

In making its independence determinations, our board considered transactions occurring since the beginning of 2005 between us and entities associated with the independent directors or members of their immediate family. All identified transactions that appear to relate to Kopin Corporation and a person or entity with a known connection to a director are presented to the board for consideration. In making its subjective determination that each non-employee director is independent, our board considered the transactions in the context of the NASDAQ Rules, the standards established by the SEC for members of audit committees, and the SEC and Internal Revenue Service standards for compensation committee members. In each case, our board determined that, because of the nature of the director’s relationship with the entity and/or the amount involved, the relationship did not impair the director’s independence. Our board’s independence determinations included reviewing the following transactions and relationships:

Dr. Hsieh, one of our directors, is also the Chairman of a venture, Kopin Taiwan Corporation, located in Taiwan of which Kopin owns approximately 40% of the voting equity. Dr Hsieh owns approximately 1% of the outstanding common stock of this Kopin Taiwan Corporation. Microelectronics Technology Incorporated, a publicly traded company in Taiwan, is also a minority investor in Kopin Taiwan Corporation. Dr. Hsieh may also be deemed to have an indirect ownership in this company through his ownership of Microelectronics Technology Incorporated. Dr. Hsieh is also a director of a company, Advanced Wireless Semiconductor Company, or AWSC, which is a customer of Kopin’s and in which Kopin owns a minority interest. Several of our directors and officers own amounts ranging from 0.1 to 0.5% of AWSC’s outstanding stock.

Mr. Brook, one of our directors, is a partner of the patent law firm of Hamilton, Brook, Smith & Reynolds P.C., which is our patent counsel. During the fiscal year 2008, we paid Hamilton, Brook, Smith & Reynolds P.C fees of approximately $512,000.

Nomination and Election of Directors

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The committee may also ask the candidate to meet with our management. If the committee believes a candidate would be a valuable addition to the board and there is either a vacancy on the board or the committee believes it is in the best interests of Kopin Corporation and its stockholders to increase the number of board members, it will recommend to the full board that candidate’s election.

Before nominating a sitting director for re-election at an annual stockholder meeting, the committee will consider the director’s performance on the board and whether the director’s re-election would be consistent with our corporate governance guidelines and our continued compliance with applicable laws, rules and regulations.

Our board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to us and may contribute to the success of our business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of our business. When considering candidates for director, the Committee takes into account a number of factors, which may include the following:

•	Independence from management;

•	Age, gender and ethnic background;

•	Relevant business experience;

•	Judgment, skill and integrity;

•	Existing commitments to other businesses;

•	Potential conflicts of interest;

•	Corporate governance background;

•	Financial and accounting background;

•	Executive compensation background; and

•	Size and composition of the existing board.

On December 2, 2008 we amended our by-laws to change the procedures by which stockholders may recommend nominations to the board. See “Stockholder Proposals” in this Proxy Statement for additional information regarding procedures for nominating directors or proposing business considerations at a meeting of stockholders. The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to Kopin Corporation, c/o Investor Relations, 200 John Hancock Road, Taunton, MA 02780, and include the following:

•	The name and address of the stockholder and a statement that he, she or it is one of our stockholders and is proposing a candidate for consideration by the committee;

•

The class and number of shares of our capital stock, if any, owned by the stockholder as of the record date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and length of time such stockholder has held such shares;

•	The name, age and address of the candidate;

•	A description of the candidate’s business and educational experience;

•	The class and number of shares of our capital stock, if any, owned by the candidate, and length of time such candidate has held such shares;

•

Information regarding each of the foregoing criteria the board generally considers, other than the factor regarding board size and composition, sufficient to enable the committee to evaluate the candidate;

•	A description of any relationship between the candidate and any of our customers, suppliers or competitors or any actual or potential conflict of interest;

•	A description of any relationship or understanding between the stockholder and the candidate; and

•	A written statement by the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Under our by-laws, nominations for directors may be made only by or at the direction of the board, or by a stockholder of record at the time of giving notice who is entitled to vote and delivers to Kopin Corporation written notice along with the additional information and materials required by the by-laws not less than 30 days nor more than 75 days prior to the day and month on which, in the immediately preceding year, the annual meeting for such year occurred. For our annual meeting in the year 2010, in addition to the following requirements included in our by-laws, we must receive this notice no earlier that February 12, 2010 and no later than March 29, 2010 to be eligible for consideration at the annual meeting in 2010. You can obtain, without charge, a copy of the by-laws by writing to Kopin Corporation, c/o Investor Relations, 200 John Hancock Road, Taunton, MA 02780.

Stockholder Communications with the board

The board has established a process for stockholders to send communications to our board or any individual director. Stockholders may send written communications to the board or any director to Kopin Corporation, board of directors, c/o Chief Financial Officer, 200 John Hancock Road, Taunton, MA 02780. Stockholders also may send communications via email to rsneider@kopin.com with the notation “Attention: Chief Financial Officer/board of directors” in the subject field. All communications will be submitted to the board or the individual directors on a periodic basis.

Related Transactions

The Audit Committee reviews and approves certain transactions or relationships involving Kopin and its directors, executive officers and their affiliates. In reviewing a transaction or relationship, the Audit Committee will take into account, among other factors it deems appropriate, whether it is on terms no more favorable than to an unaffiliated third party under similar circumstances, as well as the extent of the related party’s interest in the transaction. Our Code of Business Conduct and Ethics for Employees, Executive Officers and Directors prohibits any transaction or relationship that would create a conflict of interest, unless approved by the board. Conflicts of interests are to be reported to employees’ immediate supervisor or our chief financial officer.

We do not currently provide personal loans to our executive officers or directors.

PROPOSAL I

ELECTION OF DIRECTORS

Our by-laws provide that the board shall consist of not less than three nor more than thirteen directors. The board has fixed the number of directors at seven. Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of each of the nominees to be a director until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee is unavailable, such votes will be cast by the proxies either for a substitute nominee selected by the proxies or to fix the number of directors at a lesser number. Our board currently has no reason to expect that any of the nominees will be unavailable.

Required Vote

The election of directors requires a plurality of the votes properly cast by or on behalf of the holders of our common stock at the Meeting. Any “non-votes” and abstentions from voting received will have no effect on the results of this Proposal 1.

The board of directors has nominated and recommends that you vote FOR the election of each of the nominees listed below to serve as our Directors until the next Annual Meeting or until their successors are duly elected and qualified.

Set forth below are the name and age for each director nominee, his or her principal occupation and business experience during the past five years and the names of other publicly traded companies of which he or she served as a director.

Name	Age	Served as Director Since	Position and Offices with the Company
John C.C. Fan	65	1984	President, Chief Executive Officer, Director and Chairman of the Board
James K. Brewington	64	2006	Director
David E. Brook	67	1984	Secretary and Director
Andrew H. Chapman	53	1985	Director
Morton Collins	72	1985	Director
Chi Chia Hsieh	64	1995	Director
Michael J. Landine	55	2003	Director

Background of Nominees for Director and Certain Officers

Nominees

John C.C. Fan, President, Chief Executive Officer, Chairman of the board. Dr. Fan has served as our Chief Executive Officer and Chairman of the board since our organization in April 1984. He has also served as our President since July 1990. Prior to July 1985, Dr. Fan was Associate Leader of the Electronic Materials Group at MIT Lincoln Laboratory. Dr. Fan is the author of numerous patents and scientific publications. Dr. Fan received a Ph.D. in Applied Physics from Harvard University.

James K. Brewington, Director. Mr. Brewington has served as one of our directors since 2006. Mr. Brewington retired as President of Developing Markets at Lucent Technologies in 2007. Prior to heading Lucent’s Developing Markets group, Mr. Brewington served as president of the company’s Mobility Solutions Group, where he was responsible for all wireless infrastructure for the mobility segment, including global wireless development and product architecture, project management, and business and product management. He began his career at AT&T in 1968, and over the ensuing years he has held various executive management positions in the telecommunications industry, including overseeing Bell Telephone Wireless Laboratories.

David E. Brook, Secretary and Director. Mr. Brook has served one of our directors since 1984. Mr. Brook is a founder and principal of the intellectual property law firm of Hamilton, Brook, Smith & Reynolds P.C. in Concord, Massachusetts.

Andrew H. Chapman, Director. Mr. Chapman has served as one of our directors since 1985. From 2003 to the present, Mr. Chapman has been a private investor. Mr. Chapman has founded, managed, been a director of and or invested in numerous technology start-up companies over the past 20 years. From June 2000 until February 2003, he served as an Executive Vice President for Narad Networks, Inc., a network equipments provider. Mr. Chapman received a B.A. from Yale College and an MBA from The Wharton School.

Morton Collins, Director. Mr. Collins has served as one of our directors since 1985. Mr. Collins has been a member of BVP Partners, LLC, since 2003. BVP Partners, LLC is the management company of Battelle Ventures, L.P., a venture capital limited partnership. Mr. Collins is also a member of BVP GP, LLC which is the general partner of Battelle Ventures, L.P. Before that Mr. Collins had been a General Partner of DSV Partners III, a venture capital limited partnership, since 1981, and a General Partner of DSV Management Ltd. since 1982. Since 1985, DSV Management Ltd. has been the General Partner of DSV Partners IV, a venture capital limited partnership. In 1997, Mr. Collins became a Special Limited Partner of Cardinal Partners, the successor to the DSV series of partnerships. From 1968 to 1974, he was the Founder and Chief Executive Officer of Data Science Ventures, Inc. (DSV I). Mr. Collins serves as a Director of Strategic Diagnostics, Inc. a company listed on NASDAQ; Ventaira, Inc. (Chairman); Pharos LLC; PD-LD Inc. (Chairman); Sypherlink Inc. (Chairman); Viral Genomics Inc.; Advanced Cerametrics, Inc.; ImageTree Corporation; CDI Bioscience, Inc. (Chairman) and is a member of the Executive Committee of Battelle Memorial Institute. Mr. Collins is Chairman of the Advisory Council to the Chemical Engineering Department at the University of Delaware; Chairman of the Graduate School Advisory Council at Princeton University; a member of the Leadership Council of the School of Engineering and Applied Sciences at Princeton University and a member of the Systems Biology Advisory Council at the Institute for Advanced Study, Princeton, N.J. Mr. Collins is a Member of the Research Roundtable of the National Academy of Sciences.

Chi-Chia Hsieh, Director. Dr. Hsieh has served as one of our directors since December 1995. Dr. Hsieh is currently the Vice Chairman and was previously the President of Microelectronics Technology, Inc., a Taiwan corporation publicly traded on the Taiwan Stock Exchange. Dr. Hsieh is Chairman of the board of directors of Kopin Taiwan Corporation, a Taiwan corporation in which we are a shareholder. Dr. Hsieh is also a member of the board of directors of BriteLED, a Taiwan Corporation, publicly traded on the Taiwan Stock Exchange.

Michael J. Landine, Director. Mr. Landine has served as one of our directors since 2003. Mr. Landine is Senior Vice President of Corporate Development of Alkermes, Inc., where he has worked for over 20 years. Mr. Landine served for 10 years as the Chief Financial Officer and Treasurer of Alkermes. Mr. Landine also serves as an advisor to Walker Magnetics Group, an international manufacturer of industrial equipment. From 1976 to 1983, Mr. Landine worked for the international accounting firm Touche Ross & Co. Mr. Landine currently serves on the board of directors of GTC Biotherapeutics Inc., a publicly-traded biotechnology company, where he also serves on the Audit Committee.

Officers

John C.C. Fan, President, Chief Executive Officer, Chairman of the board. Dr. Fan has served as our Chief Executive Officer and Chairman of the board since our organization in April 1984. He has also served as our President since July 1990. Prior to July 1985, Dr. Fan was Associate Leader of the Electronic Materials Group at MIT Lincoln Laboratory. Dr. Fan is the author of numerous patents and scientific publications. Dr. Fan received a Ph.D. in Applied Physics from Harvard University.

Richard A. Sneider, Treasurer and Chief Financial Office. Mr. Sneider, age 48, has served as our Treasurer and Chief Financial Officer since September 1998. Mr. Sneider is a former Certified Public Accountant and was formerly a partner of the international public accounting firm, Deloitte & Touche LLP, where he worked for 16 years.

Hong Choi, Chief Technology Officer and Vice President. Dr. Choi, age 57, joined us as Chief Technology Officer in July 2000. Previously, Dr. Choi served as Senior Staff Member at MIT Lincoln Laboratory, where he worked for 17 years. Dr. Choi received a Ph.D. in Electrical Engineering from the University of California, Berkeley.

Bor-Yeu Tsaur, Executive Vice President—Display Operations. Dr. Tsaur, age 53, joined us as Executive Vice President—Display Operations in July 1997. From 1993 to 1997, Dr. Tsaur served as Group Leader, Electronic Material Group, at MIT Lincoln Laboratory. Dr. Tsaur received a Ph.D. in Electrical Engineering from the California Institute of Technology.

Michael Presz, Vice President—Government Programs and Special Projects. Mr. Presz, age 55, joined us in November 1994 as General Manager of Display’s Visual Products Group and was promoted to Vice President in April 2005. Prior to joining us, Mr. Presz worked for 6 years at Kaiser Electronics and 15 years at General Electric Aerospace.

Daily Hill, Senior Vice President—Gallium Arsenide Operations. Mr. Hill, age 52, has served as our Vice President—Gallium Arsenide Operations since July 1997 and was promoted to Senior Vice President in 2002. From December 1995 to June 1997, Mr. Hill served as a director of Gallium Arsenide Operations. From November 1987 to January 1995, Mr. Hill served as a manager of our HBT transistor wafer product group.

Board and Committee Meetings

During the fiscal year 2008, our board held 5 meetings. For each director, overall attendance at board meetings, either in person or by conference call, was greater than 75%. All of our then directors attended the 2008 annual stockholder meeting, except for Dr. Chi-Chia Hsieh. Although we currently do not require our directors to attend annual stockholder meetings, we do encourage directors to do so and welcome their attendance.

Audit Committee: We have established a separately designated Audit Committee as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our Audit Committee is composed of three directors, Morton Collins, Andrew H. Chapman and Michael J. Landine, each of whom the board has determined is independent under the NASDAQ Rules and the applicable SEC rules and regulations. The board has determined that Mr. Landine is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. Our board adopted an Audit Committee Charter and a copy of this charter is available on our website at www.kopin.com under the heading “Investors: Corporate Governance.” Our Audit Committee Charter delegates to the Audit Committee the responsibility, among other things, to engage our independent auditors, review the audit fees, supervise matters relating to audit functions, review and set internal policies and procedure regarding audits, accounting and other financial controls, and review related party transactions. The Audit Committee pre-approved all audit and non-audit services provided by Deloitte & Touche LLP for fiscal year 2008. During the 2008 fiscal year, our Audit Committee met in person or through a conference call 8 times.

Nominating and Corporate Governance Committee: Our Nominating and Corporate Governance Committee presently is composed of two directors, Dr. Hsieh and Mr. Brook, each of whom the board has determined is independent under applicable NASDAQ Rules. The Nominating and Corporate Governance Committee is responsible, among other things, for considering potential board members, making recommendations to the full board as to nominees for election to the board, assessing the effectiveness of the board and implementing our corporate governance guidelines. The charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.kopin.com under the heading “Investors: Corporate Governance.” During the 2008 fiscal year, our Nominating and Corporate Governance Committee met in person or through a conference call 1 time.

Compensation Committee: Our Compensation Committee presently is composed of two directors, Mr. Collins and Mr. Chapman, each of whom the board has determined is independent under applicable NASDAQ Rules. The charter of the Compensation Committee is available on the Company’s website at www.kopin.com under the heading “Investors: Corporate Governance”. During the 2008 fiscal year, our Compensation Committee met in person or through a conference call 3 times.

The Compensation Committee is responsible for the approval of remuneration arrangements for our executive officers, review and approval of compensation plans relating to executive officers and directors, including grants of stock options, restricted stock and stock grants under our 2001 Equity Incentive Plan and 2001 Supplemental Equity Incentive Plan, and other benefits and general review of our employee compensation policies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of our board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or Compensation Committee. None of the current members of our Compensation Committee has ever been an employee of Kopin or any subsidiary of Kopin.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 27, 2008 by all those known by us to be beneficial owners of more than 5% of our common stock and as of February 25, 2009 for all of our directors, named executive officers and all of our executive officers and directors as a group. The table reflects the cancellation of certain options as a result of our stock option review.

Name	Amount and Nature of Beneficial Ownership(1)	Percent
John C.C. Fan(2)	3,129,518	4.4
James K. Brewington	40,000	*
David E. Brook(3)	224,760	*
Andrew H. Chapman(3)	125,000	*
Morton Collins(3)	253,000	*
Chi Chia Hsieh(4)	213,000	*
Michael J. Landine(5)	95,000	*
Bor Yeu Tsaur(6)	672,437	*
Daily S. Hill(7)	194,144	*
Richard A. Sneider(8)	541,175	*
Hong Choi(9)	364,713	*
Michael Presz(10)	220,663	*

All directors and executive officers as a group (12 persons)(11)	6,073,410	8.3
Barclays Global Investors NA.	1,615,228	2.3
Arnhold and S. Bleichroder Advisers (ABS), LLC.	3,570,144	5.1
Tocquevilla Asset Management LP	5,921,970	8.5
Special Situation Fund L.P., Special Situation Fund II L.P. and Special Situation Fund III QP L.P.	6,276,505	9.0

*	Less than 1%
(1)	Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

(2)	Includes 2,096,520 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(3)	Includes 91,000 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(4)	Includes 107,000 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(5)	Includes 65,000 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(6)	Includes 324,000 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(7)	Includes 55,303 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(8)	Includes 348,056 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(9)	Includes 239,363 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(10)	Includes 100,000 shares representing options that are currently exercisable or exercisable within 60 days of March 17, 2009.
(11)	Includes 3,608,242 shares issuable to certain directors and executive officers pursuant to options that are currently exercisable or exercisable within 60 days of March 17, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of reports furnished to us or written representations from our directors and executive officers and other information, we believe that none of our directors, executive officers and 10% stockholders failed to file on a timely basis the reports required to be filed pursuant to Section 16 of the Exchange Act during the fiscal year 2008, except as follows: an amendment was filed on April 7, 2008 to correct a Form 4 filed on April 1, 2008 for Dr. Tsaur and a Form 4 was filed for each Messrs. Brewington, Brook, Chapman, Collins, and Landine and Dr. Hsieh on May 20, 2008, one day after the required filing date.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Compensation Discussion and Analysis

The following compensation discussion and analysis summarizes our philosophy and objectives regarding the compensation of our named executive officers, including how we determine elements and amounts of executive compensation. The following compensation discussion and analysis should be read in conjunction with our tabular disclosures which directly follow the discussion, beginning on page 20 of this proxy statement.

Compensation Philosophy

We believe that our named executive officers play a critical role in the operational and financial performance of our Company that creates long-term value for our stockholders. Accordingly, our executive compensation philosophy is to reward our executives for individual performance and for contributions to our performance. We believe that while certain product lines of the Company are mature, specifically the III-V product line, the faster growing and more profitable products, specifically the display products for military applications, are still in their early stages of development and accordingly we have attempted to strike a balance between employee retention objectives and pay-for-performance objectives. We believe that we accomplish this by compensating our executives with a combination of base salary, performance bonus awards and long-term equity-based incentive compensation. There is no pre-established policy for the allocation between either cash or non-cash compensation.

We believe that the quality, commitment and performance of our executives are critical factors affecting our long-term value. Accordingly, our executive compensation objectives include:

•	retaining our executives and aligning their interests with stockholder interests;

•	rewarding our executives for individual performance; and

•	rewarding our executives for contributions to our performance, including achievements of both financial and non-financial objectives.

In addition, we use benchmarks and peer group comparisons to assist us in determining whether our executive compensation is appropriate in light of our compensation objectives and philosophy.

Role of the Compensation Committee

The Compensation Committee of our board of directors sets our executive compensation policies and determines the amounts and elements of compensation for our executive officers. As set forth in the Compensation Committee’s written charter, its responsibilities include establishing compensation policies for our directors and executive officers; reviewing and approving the Chief Executive Officer’s annual compensation; approving employment agreements or arrangements with executive officers; administering our 2001 Equity Incentive Plan and 2001 Supplemental Equity Plan and approving grants under these 2001 Plans; and making recommendations regarding any other incentive compensation or equity-based plans. The Compensation Committee may delegate authority with respect to compensation matters to our executive officers.

A copy of the Compensation Committee charter is posted on our website, www.kopin.com, under the heading “Investors: Corporate Governance.” Our Compensation Committee consisted of Mr. Collins, Chair and Mr. Chapman, each of whom is an independent director as determined by our board of directors, based upon the NASDAQ Rules and our independence guidelines.

Role of the Compensation Consultant

In making its determinations with respect to executive compensation, the Compensation Committee has periodically engaged the services of a compensation consultant to provide input on trends in executive compensation obtain an outside perspective on our executive compensation practices and assist with our peer group benchmarking analysis. In 2007 and 2005 the Committee retained the services of Pearl Meyer & Partners, a Clark Consulting Practice (Pearl Meyer) to assist with its review of overall compensation for our executive officers. In 2008, the Committee retained the services of Pearl Meyer for actuarial serviced related to the valuation of the Chief Executive Officer’s employment contract in the event of a change of control.

Compensation Determinations

In making determinations with respect to amounts and elements of executive compensation, the Committee evaluates our overall performance during the year against annual budgets; evaluates the Chief Executive Officer and the Chief Financial Officer’s achievements against the Board’s expectations; obtains input from the Chief Executive Officer on the performance reviews of the other executive officers; evaluates the potential for future contributions by each executive to our long-term success; and periodically compares our executive compensation against a benchmarking analysis of a group of peer companies.

Peer Group Benchmarking

In establishing the total executive compensation for each year, including appropriate measures for performance bonus awards, the Committee periodically reviews compensation for executives in comparable positions at a peer group of other companies. The Committee does not believe a formal annual peer group assessment by an independent third party is necessary unless either internal factors, such as employee turn-over, or external factors, such as published reports in industry periodicals, indicate significant changes in executive compensation have taken place.

In 2007, Pearl Meyer assisted the Committee in selecting the peer group and preparing the peer group analysis. The Committee considered a peer group consisting of companies in two sub peer groups, semiconductor and display companies with comparable revenues and market capitalizations. The peer group included the following companies:

Semiconductor Companies
• Advanced Analogic Tech	• California Micro Devices Cp	• Semitool Inc.
• Anadigics	• Emcore Corp.	• Supertex Inc.
• Applied Micro Circuits Corp.	• Rudolph Technologies, Inc.	• Techwell Inc.
• Axt Inc,		• Ultratech Inc.

Display Companies
• Cree
• Universal Display Corp.

The peer group may change from year to year depending on changes in the marketplace and our business focus.

Pearl Meyer’s analysis involved a comparison of total compensation for each of our executives against that of executives in similar positions in the peer group companies, as well as an analysis of each component of compensation. The specific components of total compensation reviewed by Pearl Meyer included base salaries, target total cash payments (salary plus target bonus), actual total cash payments (salary plus bonus), long-term incentives and total direct compensation. The benchmarking data indicated that our compensation is more weighted to base pay and less to incentive pay as compared to the peer group.

Based on the next fiscal year’s budgeted financial results, the evaluation and performance review process, the Committee members’ personal experience and trends indentified in the peer group benchmarking analysis described above, the Committee considers the amounts and elements of compensation for our executive officers, both for the past fiscal year and for the upcoming fiscal year in setting base salaries, cash bonus and equity award targets. For all executive officers other than our Chief Executive Officer and Chief Financial Officer, the Committee establishes and approves the base salary compensation based on recommendations from the Chief Executive Officer. With respect to compensation of our Chief Executive Officer and Chief Financial Officer, the Committee establishes and approves the compensation determinations based on the Committee’s evaluation and performance reviews of our Chief Executive Officer and Chief Financial Officer

Elements of Compensation

We use three compensation and benefits elements to provide an overall competitive compensation and benefits package that is tied to creating shareholder value and supporting the execution of our business strategies, as follows:

•	Annual Base Salary;

•	Annual Cash Bonus Awards; and

•	Equity Awards.

The combination and allocation of the components and the target amount of each component is influenced by the role of the executive officer in Kopin, market practices, and the total value of all the compensation and benefits available to the individual executive officers. The Compensation Committee reviews and considers each component for each executive officer before making compensation decisions. Historically we have weighted the mix of compensation more towards base salary and long term equity incentive plans and to a lesser extent short term cash bonuses as discusses below.

Annual Base Salary

We believe that establishing an appropriate level of annual base salary for our executives is an important element in retaining and motivating our executive officers. In determining base salaries for our executive officers, the Committee considers the responsibilities of each position and the skills and experience required for each job. The Committee’s determinations are influenced heavily by the evaluations and performance reviews for each executive officer by our Chief Executive Officer, as discussed above. In addition, the Committee reviews the peer group benchmarking analysis if performed, and finally, reviews total compensation for reasonableness prior to making any final determinations.

In furtherance of our executive retention goals, we allocated a substantial portion of total cash compensation to our executives in the form of base salary. We historically have established a base salary for our executives that represent approximately eighty to ninety percent of their total annual cash payments, with cash bonus representing approximately ten to twenty percent.

Annual Cash Bonus Awards

We believe that annual cash bonus awards are an important tool in motivating our executives but not the primary tool to attract, retain and motivate executives. We believe that there are larger companies who have a wider-range and more sophisticated reward programs which, due to our size, we can not offer. We believe our executive officers are drawn to a smaller company such as ours for the potential wealth that can be created by growing our company. This potential wealth is more likely created through our long-term incentive compensation plan. We therefore use cash bonus awards to provide some element of a more immediate reward to motivate our employees as the Company executes on its longer term goals.

Equity Awards

We believe that including an equity-based incentive component of compensation is a critical tool for motivating our executives and certain employees. We believe that granting equity awards to our executives serves to align executive compensation with long-term stockholder value. By awarding executive officers with equity awards that vest over time, we believe that our executive officers will have a continuing stake in our long-term success. We may issue equity awards to an employee upon the commencement of their employment and we typically issue equity awards to certain employees as part of the year end compensation practice.

Since 2004 we have weighted our total executive compensation heavily towards restricted stock awards which either vest upon the achievement of certain milestones or vest over time. While our management can improve our financial performance through the sales of our current products, cost reduction efforts, process improvements and other short-term advancements, we believe that our executive officers’ focus on long-term achievements, particularly increasing our product portfolio, will create the greatest stockholder value. We believe that by granting our executives meaningful levels of equity awards, they will have a greater incentive to focus on long-term results. In determining the size of each equity award granted to our executive officers, the Committee considers the amount previously awarded on an annual basis to the executive, the total value of unvested equity awards held by the executive, the executive’s overall performance, our performance during the year and the dilution to the shareholders.

2008 Compensation

In order to meet the Company’s objectives the Compensation Committee approved a compensation plan for 2008 which contained a combination of salary, cash bonus and an incentive restricted stock grant.

The 2008 Incentive Plan was designed to pay out approximately 40% of amounts earned in cash and 60% in fully vested common stock of the Company. A participant could earn his or her incentive compensation if the product line he or she works for met its milestones even if the other product line does not meet its results. Corporate participants, including Drs. Fan and Choi and Mr. Sneider, would earn 50% of their incentive compensation based on the results of each product line.

The table below shows what the Officers were eligible to earn under the 2008 Incentive Plan and what they did earn. Simply comparing the amounts achieved to the goals is not a complete indication of performance. The amounts listed under the “Goal” columns were the maximum amounts that could have been achieved if all milestones were met. In order to achieve the maximum goals the Company would have had to substantially exceed historical trends. The amounts earned by Dr. Fan, Mr. Sneider, Dr. Tsaur, Dr. Choi and Mr. Presz were primarily the result of the increase in sales of our display products for military application. Mr. Hill, is Senior Vice President of our Gallium Arsenide operation and its results were negatively impacted by the decline in sales of our products for wireless handset applications.

	Cash Bonus		Restricted Stock
Officer	Goal	Achieved	Goal	Achieved
Dr. Fan	$259,000	$70,403	84,701	16,239
Mr. Sneider	$103,000	$25,010	41,817	8,017
Dr. Tsaur	$113,000	$53,618	46,829	17,957
Dr. Choi	$85,000	$21,517	32,086	6,152
Mr. Hill	$96,000	$0	37,771	0
Mr. Presz	$82,000	$41,789	30,351	11,638

2009 Compensation

In order to meet the Company’s objectives the Compensation Committee approved a compensation plan for 2009 which was more heavily weighted towards incentive pay than in past years. As part of this plan, and in recognition of the current global economic conditions, all officers’ base salaries were maintained at their 2008 levels.

On December 2, 2008, the Company’s 2009 Incentive Plan became effective. The Company’s 2009 Incentive Plan acts as an incentive plan for the fiscal year ending December 26, 2009. Pursuant to this 2009 Incentive Plan, the Officers and eligible employees are eligible to earn incentive compensation if the Company achieves certain financial milestones, primarily revenue and operating income targets, as adopted by the Company’s Compensation Committee. The purpose of the 2009 Incentive Plan is to further align management’s and shareholder’s interest by providing employees higher levels of compensation for meeting or exceeding the financial milestones. The 2009 Incentive Plan is designed to pay out approximately 35% of amounts earned in cash and 65% in fully vested common stock of the Company; however if the Company is unable to issue common stock the amounts earned may be paid out solely in the form of cash. A participant may earn his or her incentive compensation if the product line he or she works for meets its milestones even if the other product line does not meet its results. Corporate participants, including Drs. Fan and Choi and Mr. Sneider, will earn 50% of their incentive compensation based on the results of each product line. Any or all of the conditions under the 2009 Incentive Plan may be waived or changed by the Committee in the event of a change in control.

The table below shows examples of what the Officers may be eligible to earn under the 2009 Incentive Plan. It does not include amounts that will be paid as part of the Officer’s annual salary, amounts that can be earned under previous equity awards or any additional awards the Compensation Committee may grant at year end. Column A is the approximate cash amount if the minimum milestones are achieved, column B shows the approximate maximum cash incentive amounts that will be paid if all milestones are achieved, column C shows the number of shares of the Company’s common stock which can be earned if all milestones are achieved and column D is an estimate of the total compensation an Officer could earn if all milestones are achieved. The total incentive compensation is computed as the sum of the incentive compensation paid in cash plus the value of the common stock earned under the 2009 Incentive Plan. The value of the common stock was computed as the maximum number of shares an Officer could earn multiplied by $1.86. The value of the common stock is an approximation of the expense the Company would record through the 2009 Incentive Plan. The actual value to the Officer is dependent on the Company’s common stock price on the day the common stock is earned. Column C below shows the number of shares of restricted stock the Company awarded on December 27, 2008:

Officer	A	B	C	D
Dr. Fan	$100,000	$50,846	50,768	$145,275
Mr. Sneider	$25,000	$25,319	25,280	$72,340
Dr. Tsaur	$25,000	$29,229	29,184	$83,510
Dr. Choi	$25,000	$19,689	19,659	$56,255
Mr. Hill	$25,000	$23,219	23,183	$66,340
Mr. Presz	$25,000	$18,989	18,960	$54,255

Finally, the Compensation Committee granted 75,000 shares of restricted stock, for retention purposes, to Dr. Fan subject to the Company filing its Form 10-K for the year ended December 27, 2008. The restrictions on these shares lapse at the rate of 25% per year over the next four years.

Perquisites

We do not believe in providing extensive perquisites to our executive officers. Our healthcare, insurance, and other welfare and employee-benefit programs are the same for all eligible employees, including executive officers, and include health and dental coverage, group term life insurance, disability programs and matching contributions to our 401(k) plan. We share the cost of health and welfare benefits with our employees, a cost that is dependent on the level of benefits coverage that each employee elects. We have no outstanding loans of any kind to our executive officers.

Chief Executive Officer Compensation

We have historically compensated our Chief Executive Officer more than the other executive officers due to our belief that his overall responsibilities are greater than our other officers and that his association with us has a greater impact to our perception and reputation.

Employment and Other Agreements

We typically do not offer employment agreements and the only current employee with such an agreement is our Chief Executive Officer. The agreement with Dr. Fan will terminate on December 31, 2010 and in the event Dr. Fan is terminated without cause or in the event of a change in control and Dr. Fan’s position, compensation or responsibilities change, Dr. Fan and his spouse will receive post-retirement monthly supplemental health benefits for the difference between cost of the coverage we provide and benefits provided by the U.S. government for ten years, severance pay of $600,000 per year payable monthly for two years and his unvested stock awards will immediately vest. Furthermore, if the parties fail to extend or renew the agreement, we and Dr. Fan shall negotiate a mutually agreeable consulting agreement or retirement benefit. The agreement also contains covenants not to compete, non-solicitation clauses and our rights to inventions by Dr. Fan.

Our 2001 Plans provide for the acceleration of the vesting of unvested stock options and restricted stock awards in the event of a change in control.

Policies Regarding Stock Ownership and Related Matters

We believe that by holding shares of our stock and options to purchase our common stock, our executives will have interests that are more closely aligned with those of our stockholders. Although we do not have a formal stock ownership policy, we encourage our executives to hold shares or vested options so that they share in the sentiments of our stockholders as our stock price increases or decreases.

We have an Insider Trading Policy that governs our executive officers, directors and other persons considered to be insiders under the policy. The policy imposes limits as to when and how our executives can engage in transactions in our securities and prohibits short sales of our common stock by all our personnel. We do not currently have a policy that imposes restriction on our executives from entering into hedging transactions with respect to our stock.

Tax and Accounting Implications

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, as amended (the Code), which generally disallows a tax deduction to public companies for certain compensation in excess of $1.0 million paid in any year to a company’s chief executive officer and the four other most highly compensated officers. Certain compensation, including qualified performance based compensation, will not be subject to the deduction limitation if certain requirements are met. Although the Committee has not adopted any specific policy with respect to the application of Section 162(m), we generally seek to structure any long-term incentive compensation granted to our executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). In 2008 and 2007, our Chief Executive Officer earned more than $1.0 million in cash salary and bonus payments.

Accounting for Stock-Based Compensation

As discussed in our Annual Report on Form 10-K for the year ended December 27, 2008, we account for stock-based awards in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (SFAS No. 123R), which requires the measurement and recognition of compensation expense based on the fair value of all share-based payment awards made to employees and directors, including stock options and employee stock purchases under employee stock purchase plans. Under SFAS No. 123R, we are required to account for share-based compensation transactions using a fair value method and recognize the related expense associated with share-based payments in our statement of operations. Under the fair value recognition provision of SFAS No. 123R, stock-based compensation cost is measured at the accounting measurement date based on the fair value of the award and is recognized as expense over the service period, which generally represents the vesting period. The expense recognized over the service period is required to include an estimate of the awards that will be forfeited. Since 2004 we have primarily issued restricted stock awards and the fair value of the award is typically based on the closing price of our stock on the NASDAQ on the day of grant. Previously we primarily issued stock options and we determined the fair value of the stock option using a Black-Scholes-Merton option-pricing model that takes into account the stock price at the accounting measurement date, the exercise price, the expected life of the option, the volatility of the underlying stock and its expected dividends, and the risk-free interest rate over the expected life of the option. All employees are eligible to participate in our equity award program but the number of employees who actually participate annually has been reduced and does not typically included employees who are paid on an hourly basis or are below the level of Director.

Compensation Committee Report

Our Compensation Committee reviewed the Compensation Discussion and Analysis for the year ended December 27, 2008 and discussed this Compensation Discussion and Analysis with the Company’s management. Based on this review and its discussions with management, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this proxy statement and the 2008 Annual Report of the Company.

By the Compensation Committee of the board of directors of Kopin Corporation.

COMPENSATION COMMITTEE

Mort Collins, Chairperson

Andrew Chapman

Named Executive Officer Summary Compensation Table

The following table summarizes the total compensation for the years ended December 27, 2008, December 29, 2007 and December 30, 2006, of those persons who served as our principal executive officer, our principal financial officer and our three most highly compensated executive officers for the fiscal year ended December 27, 2008 (Fiscal 2008). We refer to these individuals in this proxy as our named executive officers.

Name and Principle Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation ($)(3)	All Other Compensation ($)(4)	Total
John C.C. Fan President, Chief Executive Officer, Chairman of the board	2008	$495,000	—	$724,907	$139,729	$70,403	—	$4,875	$1,434,914
	2007	$495,000	—	$448,000	$286,683	$100,000	—	$4,175	$1,333,858
	2006	$495,000	—	$379,075	$600,023	$100,000	—	$4,092	$1,578,190

Richard A. Sneider Treasurer and Chief Financial Officer	2008	$300,000	—	$157,613	$19,027	$25,010	—	$4,350	$506,000
	2007	$300,000	—	$108,067	$37,242	$25,000	—	$3,300	$473,608
	2006	$280,000	—	$102,217	$89,606	$25,000	—	$4,039	$500,862

Boryeu Tsaur Executive Vice President—Display Operations	2008	$325,000	—	$298,298	$19,027	$53,618	—	$4,350	$700,293
	2007	$325,000	—	$125,167	$37,242	$25,000	—	$3,300	$515,708
	2006	$310,000	—	$103,167	$89,606	$25,000	—	$4,092	$531,865

Daily S. Hill Vice President—Government Programs and Special Projects	2008	$270,000	—	$126,133	$11,416	$0	—	$4,260	$411,810
	2007	$265,000	—	$71,133	$22,345	$25,000	—	$3,300	$386,778
	2006	$240,000	—	$48,752	$59,042	$25,000	—	$3,934	$376,728

Hong Choi Chief Technology Officer and Vice President	2008	$235,000	—	$122,086	$9,133	$21,517	—	$3,834	$391,570
	2007	$225,000	—	$57,043	$20,099	$25,000	—	$3,711	$330,853
	2006	$210,000	—	$46,043	$69,993	$25,000	—	$3,591	$354,627

(1)	The amounts in the column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 27, 2008, in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123(R)), excluding forfeitures. See notes 1 and 5 of the consolidated financial statements, regarding assumptions underlying valuation of equity awards.
(2)	The amounts reflect cash bonus payments earned with respect to annual performance bonuses for services performed in 2008, 2007 or 2006.
(3)	We do not maintain any pension or non-qualified deferred compensation plan.
(4)	Amounts represent the Company’s matching contributions under the Company’s 401(k) Plan ranging from $3,129 to $3,450 per year and premiums paid for life insurance.

Grants of Plan-Based Awards for 2008

The following table sets forth information relating to restricted stock granted pursuant to our 2001 Equity Incentive and 2001 Supplemental Plans and annual performance bonuses awarded during the year ended December 27, 2008 to each of our named executive officers:

	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)(3)	Grant Date Fair Value of Stock Awards
Name		Threshold ($)	Target ($)(1)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)(1)
John C.C. Fan	12/2/08	—	$100,000	$150,846	—	—	50,768	—	—	$1.78	$90,367
Richard A. Sneider	12/2/08	—	$25,000	$50,319	—	—	25,280	—	—	$1.78	$44,998
Boryeu Tsaur	12/2/08	—	$25,000	$54,229	—	—	29,184	—	—	$1.78	$51,948
Daily S. Hill	12/2/08	—	$25,000	$48,219	—	—	23,183	—	—	$1.78	$41,266
Hong Choi	12/2/08	—	$25,000	$44,689	—	—	19,659	—	—	$1.78	$34,993
John C.C. Fan(2)	12/2/08	—	—	—	—	—	75,000	—	—	—	—

(1)	On December 2, 2008, the Compensation Committee approved an incentive plan under which each of our executive officers listed above will earn shares of our common stock and cash bonuses if the Company achieves certain financial milestones in 2009. A prorated number of shares and cash bonuses can be earned if some but not all of the milestones are achieved. If they do not meet any of the milestones all of shares will be forfeited and none of the cash bonuses will be paid. The amounts in the Target column and Maximum columns represent the minimum and maximum cash bonus that can be earned, respectively. The share amount represents the maximum number of shares of our common stock which can be earned.
(2)	On December 2, 2008 the Compensation Committee approved as retention grant to Dr. Fan of 75,000 shares of our common stock which vests over 4 years subject to the Company filing its Form 10-K for the year ended December 27, 2008 and there being sufficient shares in our equity award plans for such grant. On or about March 10, 2009 the Company filed its Form 10-K and the grant was made.
(3)	Represents the closing stock price of the Company on the day of grant.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The compensation paid to our named executive officers in 2008 summarized in the “Summary Compensation Table” was determined by our Compensation Committee. We enter into agreements with our named executive officers that define the criteria to earn their performance bonuses, terms of their restricted stock awards and for our Chief Executive Officer post-employment compensation. The material terms of these agreements are discussed under the caption “Compensation Discussion and Analysis—Employment and Other Agreements” and under the caption “Executive Employment Agreement /Other Potential Post-Employment Compensation” below.

The restricted stock awards granted to our named executive officers in 2008 summarized in the table “Grants of Plan-Based Awards for 2008” were granted pursuant to our 2001 Plans. The awards were granted by the Compensation Committee on December 2, 2008. Some or all of the 50,768 restricted stock awarded to Dr. Fan and the awards to the other named executives vest upon the achievement of certain milestones in fiscal year 2009. The Compensation Committee also agreed to award Dr. Fan 75,000 shares of restricted stock upon the filing of the Company’s Form 10-K for the year ended December 27, 2008, which was made on or about March 10, 2009. These equity awards vest in four equal annual installments commencing one year from the date of grant. Each share of restricted stock granted pursuant to these awards entitles the holder to the same rights as a holder of unrestricted stock, including voting and dividend rights, except the holder does not have the right to sell the share of restricted stock until it has vested.

Perquisites and Benefits

We provide benefit programs to executive officers and to other employees. The board of directors and executive management believe that perquisites for executive officers should be extremely limited in scope and value. As a result, Kopin has historically given nominal perquisites. The following table generally identifies such benefit plans and who may be eligible to participate.

Benefit Plan	Executive Officers	Certain Managers	Full Time Domestic Employees	Full Time Foreign Employees
401(k)	Yes	Yes	Yes	Not Offered
Defined Contribution to Retirement Plan	Not Offered	Not Offered	Not Offered	Yes(1)
Medical/Dental/ Vision Plans	Yes	Yes	Yes	Not Offered
Life and Disability Insurance(2)	Yes	Yes	Yes	Not Offered
Short Term Incentive Plan	Yes(3)	Yes(3)	Yes(4)	Not Offered
Equity Incentive Plan	Yes	Yes	Yes	Not Offered
Automobile Allowance	Not Offered	Not Offered	Not Offered	Not Offered
Income Tax Planning services	Not Offered	Not Offered	Not Offered	Not Offered
Supplemental Early Retirement Plan	Not Offered	Not Offered	Not Offered	Not Offered
Employee Stock Purchase Plan	Not Offered	Not Offered	Not Offered	Not Offered
Deferred Compensation Plan	Not Offered	Not Offered	Not Offered	Not Offered
Supplemental Early Retirement Plan	Not Offered	Not Offered	Not Offered	Not Offered
Employee Stock Ownership Plan	Not Offered	Not Offered	Not Offered	Not Offered
Defined Benefit Pension Plan	Not Offered	Not Offered	Not Offered	Not Offered
Financial Planning Allowance	Not Offered	Not Offered	Not Offered	Not Offered
Country Club Memberships	Not Offered	Not Offered	Not Offered	Not Offered
Dwellings for Personal Use(5)	Not Offered	Not Offered	Not Offered	Not Offered

(1)	Kopin’s Korean subsidiary, Kowon, contributes to a government sponsored retirement program for its employees.
(2)	Kopin pays for life insurance equal to an employee’s base salary for domestic employees.
(3)	Kopin has a short term incentive plan pursuant to which certain officers and certain managers are paid a bonus if they remain with the company during the next fiscal year.
(4)	The board of directors has historically provided for a discretionary bonus award at the end of the fiscal year.
(5)	Kopin does not provide dwellings for personal use other than for temporary job relocation.

Executive Employment Agreement /Other Potential Post-Employment Compensation

As discussed above in our Compensation Discussion and Analysis, certain of our named executive officers and other employees have potential post-employment benefits. Our 2001 Plans have provisions which may result in the acceleration of vesting of certain equity awards as a result of a change in control. In addition, the employment agreement with our Chief Executive Officer provides for certain post-employment benefits. The table below summarizes the effects on the compensation of our named executive officers as if the provisions of the 2001 Plans and employment agreement had occurred on December 27, 2008.

Name	Value of Equity Awards if a Change in Control Occurs on 12/27/08(1)	Health Care Benefits(2)	Severance Payments(2)
John C.C. Fan	$813,340	$195,000	$1,200,000
Richard A. Sneider	$247,075	—	—
Boryeu Tsaur	$381,937	—	—
Daily S. Hill	$255,213	—	—
Hong Choi	$209,407	—	—

(1)	Our 2001 Plans provide for the acceleration of the vesting of our equity awards in the event of a change in control of the Company. The amounts in this column represent the value the executive officer would have received if there were a change of control of the Company on December 27, 2008, and his unvested restricted stock awards as of December 27, 2008 became vested. The restricted stock award value is computed by multiplying the number of unvested shares of restricted stock at December 27, 2008 by the closing price of the Company’s Common Stock on the NASDAQ on December 27, 2008 ($2.11). There were no unvested stock options as of December 27, 2008.
(2)	The Company has entered into an employment agreement with the Company’s Chairman and Chief Executive Officer, Dr. John C.C. Fan, pursuant to which the Company has agreed to employ Dr. Fan as Chief Executive Officer. The agreement will terminate on December 31, 2010. In the event Dr. Fan is terminated without cause or in the event of a change in control of the Company and Dr. Fan’s position, compensation or responsibilities change Dr. Fan and his spouse will receive post-retirement monthly supplemental health benefits for the difference between cost of the coverage the Company provides and benefits provided by the U.S. government for ten years (the “Health Care benefit”), severance pay of $600,000 per year payable monthly for two years and his unvested stock awards will immediately vest. Furthermore, if the parties fail to extend or renew the employment agreement, the Company and Dr. Fan shall negotiate a mutually agreeable consulting agreement or retirement benefit. The employment agreement also contains covenants not to compete, non-solicitation clauses and the rights of the Company to inventions by Dr. Fan. The present value of the Health Care Benefit for Dr. Fan and his wife if triggered under this agreement is $195,000, assuming the Company retains its current level of health care benefits.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information concerning stock options and unvested stock awards held by our named executive officers as of December 27, 2008 pursuant to the Company’s 2001 plans. Market value information is determined by multiplying the number of shares by the closing price of the Company’s common stock on NASDAQ on the last trading day of our 2008 fiscal year ($2.11).

	Option Awards					Stock Award
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That have Not Vested ($)
John C.C. Fan	100,779	—	—	$5.48	6/15/2009
John C.C. Fan	600,000	—	—	$18.88	10/29/2009
John C.C. Fan	160,000			$27.75	4/12/2010
John C.C. Fan	150,000	—	—	$13.00	11/30/2010
John C.C. Fan	250,000	—	—	$12.16	4/17/2011
John C.C. Fan	35,741	—	—	$14.60	9/17/2011
John C.C. Fan	400,000	—	—	$4.64	12/04/2012
John C.C. Fan	200,000	—	—	$5.29	12/11/2013
John C.C. Fan	100,000	—	—	$10.00	12/27/2014
John C.C. Fan	100,000	—	—	$3.75	12/27/2014
John C.C. Fan						385,469	$813,340
Richard A. Sneider	11,434	—	—	$5.48	6/15/2009
Richard A. Sneider	40,000	—	—	$18.88	10/29/2009
Richard A. Sneider	60,000	—	—	$27.75	4/12/2010
Richard A. Sneider	50,000	—	—	$13.63	11/30/2010
Richard A. Sneider	50,000	—	—	$14.09	4/17/2011
Richard A. Sneider	16,622	—	—	$14.60	9/17/2011
Richard A. Sneider	70,000	—	—	$4.64	12/4/12012
Richard A. Sneider	25,000	—	—	$5.29	12/11/2013
Richard A. Sneider	25,000	—	—	$3.75	12/27/2014
Richard A. Sneider						117,097	$247,075
Boryeu Tsaur	24,000	—	—	$18.88	10/29/2009
Boryeu Tsaur	80,000	—	—	$27.75	4/17/2010
Boryeu Tsaur	40,000	—	—	$13.00	11/30/2010
Boryeu Tsaur	40,000	—	—	$12.16	4/17/2011
Boryeu Tsaur	20,000	—	—	$14.60	9/17/2011
Boryeu Tsaur	70,000	—	—	$4.64	12/4/2012
Boryeu Tsaur	25,000	—	—	$5.29	12/11/2013
Boryeu Tsaur	25,000	—	—	$3.75	12/27/2014
Boryeu Tsaur						181,013	$381,937
Daily S. Hill	5,981	—	—	$14.60	9/17/2011
Daily S. Hill	25,000	—	—	$4.64	12/4/2012
Daily S. Hill	9,322	—	—	$5.29	12/11/2013
Daily S. Hill	15,000	—	—	$3.75	12/27/2014
Daily S. Hill						120,954	255,213

	Option Awards					Stock Award
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That have Not Vested ($)
Hong Choi	120,000	—	—	$27.25	7/3/2010
Hong Choi	60,000	—	—	$13.00	11/30/10
Hong Choi	32,363	—	—	$4.64	12/4/2014
Hong Choi	15,000	—	—	$5.29	12/27/2013
Hong Choi	12,000	—	—	$3.75	12/27/2014
Hong Choi						99,245	209,407

OPTION EXERCISES AND STOCK VESTED IN 2008

The following table discloses information for each of our named executive officers regarding the exercise of stock option awards and the vesting of certain stock awards as of the end of our 2008 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John C.C. Fan	—	—	212,500	$461,625
Richard A. Sneider	—	—	40,001	$87,936
Boryeu Tsaur	—	—	80,001	$172,036
Daily S. Hill	—	—	40,000	$85,866
Hong Choi	—	—	33,499	$71,990

(1)	Value realized equals number of shares vested multiplied by the closing price of our common stock on the NASDAQ Global Market on the day the shares vested.

Equity Compensation Plan Information

The following table sets forth information as of December 27, 2008 about shares of our common stock outstanding and available for issuance under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	5,121,814	$12.13	14,198	(3)
Equity compensation plans not approved by security holders(2)	703,718	$8.48	92,266

Total	5,825,532	$11.68	106,464

(1)	Consists of the 1992 Stock Option Plan and 2001 Equity Incentive Plan.
(2)	Consists solely of the 2001 Supplemental Equity Incentive Plan, which did not require the approval of, and was not approved by, our stockholders.
(3)	Options available under the 2001 Equity Incentive Plan.

The 2001 Supplemental Equity Incentive Plan

The Supplemental Plan was adopted by the board in March 2001. The Supplemental Plan is a non-stockholder approved plan (as permitted under NASD rules and regulations applicable at the time of adoption by the board). The Supplemental Plan is intended to be a broadly based plan within the meaning of NASD rules and regulations applicable at the time of adoption by the board. The Supplemental Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. The Supplemental Plan allows for the issuance of up to 1,300,000 options to acquire our stock or shares of restricted stock or stock grants. The purpose of the Supplemental Plan is to encourage ownership of our common stock by our employees, consultants, advisors and directors and our affiliates and to provide additional incentive for them to promote the success of our business. The Supplemental Plan provides for the grant of non-qualified stock options or restricted stock awards or stock grants to employees (including officers, directors, advisors and consultants). The Supplemental Plan will expire on April 18, 2011, unless earlier terminated by the board.

Director Compensation

Our board approved compensation for outside directors of an annual retainer of $15,000 and $2,000 per meeting attended, including any special meeting not held on the same day as a regularly scheduled meeting of the board. Each non-employee Director is also entitled to receive an initial restricted stock award for 10,000 shares of our common stock on the date of his or her initial election to the board and a subsequent annual restricted stock award grant for 10,000 shares of our common stock. We also pay expenses for attendance at meetings of the board and committees thereof.

The following table sets forth certain information regarding the compensation earned by or awards to each non-employee director who served on our board of directors in the 2008 fiscal year. Dr. Fan, who is an employee of Kopin, is not compensated for his services as a director.

Director Summary Compensation Table for 2008

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(2)	Total
James K. Brewington(3)	$25,000	$28,131	—	—	—	—	$53,131
David E. Brook(4)	$25,000	$17,181	$23,334	—	—	—	$65,515
Andrew H. Chapman(4)	$25,000	$17,181	$23,334	—	—	—	$65,515
Morton Collins(4)	$25,000	$17,181	$23,334	—	—	—	$65,515
Chi Chia Hsieh(5)	$25,000	$17,181	$23,334	—	—	—	$65,515
Michael J. Landine(6)	$25,000	$17,181	$23,334	—	—	—	$65,515

The amounts included in the “Stock Awards” and “Option Award” columns in the table above reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 28, 2008 for restricted stock and option awards in accordance with Statement of Financial Accounting Standards 123(R).

(1)	The amounts in the column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 27, 2008, in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123(R)), excluding forfeitures and accordingly reflect restricted stock and option grants which occurred before fiscal year 2008. The compensation expense for the restricted stock awards is computed by multiplying the number of shares of restricted stock issued by the closing price of the Company’s common stock on NASDAQ on the day of grant, dividing this amount by the number of months in service period and multiplying the monthly cost by the number of months of service in 2008. The compensation expense for the option awards was determined by computing the fair market value of the option using the Black-Scholes-Merton option pricing model and dividing the fair market value by the number of months in the service period and multiplying the monthly cost by the number of months of service in 2008. See note 1 of the consolidated financial statements, regarding assumptions underlying valuation of equity awards.
(2)	No non-equity incentive compensation, pension, non qualified deferred compensation or other compensation payments were made as compensation for director services in fiscal year 2008 or are contemplated under our current compensation plan.
(3)	The Director has 40,000 shares of restricted stock awards at December 27, 2008.
(4)	The Director has 30,000 restricted stock awards and 91,000 stock option awards outstanding at December 27, 2008.
(5)	The Director has 30,000 restricted stock awards and 107,000 stock option awards outstanding at December 27, 2008.
(6)	The Director has 30,000 restricted stock awards and 65,000 stock option awards outstanding at December 27, 2008.

Audit Committee Report

The Audit Committee of the board currently consists of Andrew H. Chapman, Morton Collins and Michael J. Landine, each of whom the board has determined is independent under applicable SEC and NASDAQ Rules. The board also has determined that Mr. Landine is an “audit committee financial expert” under applicable SEC rules and regulations.

The purpose of the Audit Committee is to assist the board in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee charter, which is available at the Company’s website at www.kopin.com, under the heading “Investors: Corporate Governance”, describes in greater detail the full responsibilities of the Committee.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, has been engaged to perform an independent audit of the consolidated financial statements and express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America and also express an opinion on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte, the Company’s independent public registered accounting firm.

During the course of the 2008 fiscal year, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related rules and regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during this process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Deloitte at each regularly scheduled Committee meeting. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting. The Committee also reviewed the report of management contained in the Company’s Annual Reports on Form 10-K for the fiscal year ended December 27, 2008 filed with the SEC, as well as Deloitte’s Reports of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, and (ii) the effectiveness of internal control over financial reporting for the year ended December 27, 2008. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2009.

The Audit Committee has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 5, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, Deloitte has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Deloitte that firm’s independence.

Based on its review and the discussion noted above, the Audit Committee recommended to the board that the Company’s Consolidated Financial Statements for the fiscal year 2008 be included in the Company’s Annual Report on Form 10-K for the 2008 fiscal year for filing with the SEC.

Audit Committee

Michael Landine, Chairman

Andrew H. Chapman

Mort Collins

PROPOSAL 2

AMENDMENT OF THE COMPANY’S 2001 EQUITY INCENTIVE PLAN

The Board has authorized, subject to stockholder approval, an increase in the number of shares available under the Company’s 2001 Equity Incentive Plan (the “Plan”) from 5,350,000 to 7,100,000. The Plan is a successor plan to the Company’s 1992 Stock Option Plan under which the Company could grant a total of 15,300,000 options through December 31, 2002. In addition, in March 2001 the Board authorized the Supplemental Plan, which allowed for the issuance of up to 1,300,000 options to acquire the Company’s stock or shares of restricted stock or stock grants.

Purpose. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees and directors of and advisers and consultants to the Company. The purpose of the proposed amendment is to provide the Company with additional capacity to award stock options to existing personnel and to attract qualified new employees, directors, advisers and consultants through grants of stock options.

Administration. The Plan is administered by the Compensation Committee (the “Committee”) which consists of directors of the Company appointed by the Board. The Board has appointed the Compensation Committee, which during 2008 was composed of Messrs. Mort Collins and Andrew Chapman. Subject to the provisions of the Plan, the Committee has discretion to determine when awards are made, which employees are granted awards, the number of shares subject to each award and all other relevant terms of the awards. The Committee also has broad discretion to construe and interpret the Plan and adopt rules and regulations thereunder. Notwithstanding the foregoing, except in conjunction with a corporate transaction involving the Company, including without limitation a transaction described in Section 8 of the 2001 Equity Incentive Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

Eligibility. Awards may be granted to persons who are employees of the Company whether or not officers or members of the Board and directors of or advisers or consultants to the Company. The Plan provides for the grant of incentive stock options to employees (including officers and directors) and the grant of non-qualified stock options or restricted stock awards to employees (including officers, directors and consultants).

Shares Subject to the Plan. The shares issued or to be issued under the Plan are shares of the Common Stock, which may be newly issued shares or shares held in the treasury or acquired in the open market. Previously, no more than 5,350,000 shares could be issued under the Plan. The foregoing limit is subject to adjustment for stock dividends, stock splits or other changes in the Company’s capitalization. In no event shall the number of shares of Common Stock covered by options or other awards granted to one person in any one calendar year exceed 25% of the aggregate number of shares of Common Stock subject to the Plan.

Stock Options. The Committee in its discretion may issue stock options which qualify as incentive stock options under the Internal Revenue Code or non-qualified stock options. The Committee will determine the time or times when each stock option becomes exercisable, the period within which it remains exercisable and the price per share at which it is exercisable, provided that no incentive stock option shall be exercised more than 10 years after it is granted and no other options shall be exercised more than 10 years and one day after it is granted, and further provided that the exercise price of any incentive stock option shall not be less than the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock reported by NASDAQ on March 10, 2009 was $1.72 per share.

Payment for shares purchased upon exercise of any option must be made in full in cash or check when the option is exercised or, if the Committee had so authorized on the grant of an incentive stock option or on or after the grant of a non-qualified stock option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company), by delivery to the Company of (i) shares of Common Stock having a fair market value equal to the exercise price of the shares to be purchased or (ii) the optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved. No option is transferable except by will or the laws of descent and distribution and, during the optionee’s lifetime, the option may be exercised only by the optionee, provided that the Committee may, in its discretion, authorize all or a portion of the non-statutory options to be granted or granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, former spouse, children (including stepchildren), parent, stepparent, sibling, grandchildren, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the optionee, including adoptive relationships, and certain other persons sharing the optionee’s household (each a “Family Member”), (ii) a trust in which a Family Member has more than fifty (50) percent of the beneficial interests, (iii) a foundation in which a Family Member (or the optionee) controls the management of assets, and (iv) any other entity in which a Family Member (or the optionee) owns more than fifty (50) percent of the voting interests. If an optionee’s employment or other association with the Company terminates for any reason, including without limitation by reason of voluntary severance, involuntary severance or retirement, but not by reason of death, any options exercisable on the date of termination expire ninety days after such termination. If an optionee dies, any options exercisable at the time of such death may be exercised by the optionee’s executor or administrator at any time within the shorter of the option period or 12 months after the date of death.

Notwithstanding any other provision of the Plan, the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by an employee in any calendar year shall not exceed $100,000.

Restricted Stock. The Committee in its discretion may issue shares of restricted stock for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee. Awards of restricted stock shall be subject to forfeiture or repurchase by the Company at their initial purchase price until such time or times, and/or upon the achievement of such predetermined performance objectives, as the Committee shall determine and shall be set forth in the agreement or instrument evidencing the award of restricted stock. Each award of restricted stock shall be evidenced by a written agreement or instrument in such form as is approved by the Committee.

Shares of restricted stock granted or sold under the Plan are not saleable, transferable or assignable other than to the Company or its assignees or by will or the laws of descent and distribution until such time as the shares of restricted stock are no longer subject to forfeiture or repurchase.

In the event a holder of restricted stock ceases to be an employee, director, consultant and/or advisor, as applicable, of the Company, all shares of restricted stock that remain subject to restrictions at the time his or her association with the Company terminates may be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

Stock Grants. The Committee in its discretion may issue shares of stock not subject to restrictions or other forfeiture conditions solely in recognition of significant contributions to the success of the Company in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate.

Tax Considerations. The following is a brief and general discussion of the Federal income tax rules applicable to awards under the Plan. With respect to an incentive stock option, an employee will generally not be taxed at the time of grant or exercise, although exercise of an incentive option will give rise to an item of tax preference that may result in an alternative minimum tax. If the employee holds the shares acquired upon exercise of an incentive stock option until at least one year after issuance and two years after the option grant, he or she will have long-term capital gain (or loss) based on the difference between the amount realized on the sale or disposition and his or her option price. If these holding periods are not satisfied, then upon disposition of the shares the employee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the option price, plus capital gain in respect of any additional appreciation.

With respect to a non-qualified option, an employee will not be taxed at the time of grant; upon exercise, he or she will generally realize compensation income to the extent the then fair market value of the stock exceeds the option price. The Company will generally have a tax deduction to the extent that, and at the time that, an employee realizes compensation income with respect to an award.

Restricted stock issued pursuant to the Plan will be taxed in accordance with Section 83 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. A person that was sold or was granted shares of restricted stock under the Plan will recognize income for tax purposes at the date such shares cease to be subject to the Company’s right to repurchase or reacquire the same, or at the date such shares are sold or granted to the person if such person elects to have the Company’s repurchase or reacquisition right disregarded for tax purposes. The income recognized (the difference between the price paid for the shares, if any, and the fair market value of the shares at the time the employee realizes the income) will be ordinary income to the employee for which the Company will be able to claim a compensation deduction.

Stock grants will generally be taxable as ordinary income at their market value as and when received. The Company generally will be entitled to a corresponding tax deduction.

Any tax deductions the Company may be entitled to in connection with awards under the Plan may be limited by the $1 million limitation under Section 162(m) of the Code on compensation paid to any of our chief executive officer or other officers whose compensation is required to be disclosed in this Proxy Statement. This limitation is further discussed in the Compensation Committee Report on Executive Compensation.

For purposes of this summary, we have assumed that no award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a non-qualified stock option with an exercise price which is less than the market value of the stock covered by the option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of these tax rules, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Finally, Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Internal Revenue Code, taxpayers may rely only on opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in this document does not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and was not intended or written to be used, for the purpose of avoiding any federal tax penalties that the Internal Revenue Service may attempt to impose. Because any such tax advice could be viewed as a “marketed opinion” under the Internal Revenue Service regulations, those regulations require this document to state that any such tax advice was written to support the “promotion or marketing” of the matters set forth in this document.

The Board recommends that the stockholders vote “FOR” the proposed amendment of the Plan to increase to 7,100,000 the number of shares of Common Stock authorized for issuance under the Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of the Common Stock represented in person or by proxy at the Meeting and entitled to vote is required for approval of the amendment of the Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

Deloitte & Touche LLP, independent certified public accountants, has been the independent registered public accounting firm of the Company since 1985. The board has recommended that the stockholders ratify the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2009.

A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

The board recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP, and the enclosed proxy will be so voted unless a contrary vote is indicated.

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Meeting and entitled to vote is required to ratify the reappointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current year. In the event the appointment of Deloitte & Touche LLP should not be approved by the stockholders, the board will consider making another appointment to be effective at the earliest possible time but has no obligation to do so.

Audit Fees

The aggregate fees for the fiscal years ended December 27, 2008 and December 29, 2007 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, and member firms of Deloitte Touche Tohmatsu, were as follows:

Fee Category	Fiscal Year 2008	% of Total	Fiscal Year 2007	% of Total
Audit Fees	$800,000	92%	$1,096,500	96%
Audit-Related Fees	—	—	—	—
Tax Fees	70,000	8%	42,500	4%
All Other Fees	$—	—	$—	—

Total Fees	$870,000	100%	$1,139,000	100%

Audit Fees—consists of fees for the audit of our financial statements and attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of the interim condensed consolidated financial statements included in quarterly reports, assistance with review of documents filed with the SEC, and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements, and attestation services, except those not required by statute or regulation.

Audit-Related Fees—consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include internal control related services and accounting consultations and reviews for various matters.

Tax Fees—consists of fees for tax compliance and planning services. Tax compliance includes fees for professional services related to international tax compliance and preparation. Tax planning consists primarily of fees related to the impact of acquisitions and restructuring on international subsidiaries.

All Other Fees—consists of fees for all other permissible services other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm prior to the engagement with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve the engagement of the independent accountants when the entire committee is unable to do so. The Audit Committee approved 100% of the services listed under the preceding captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees.”

STOCKHOLDER PROPOSALS

The board will make provisions for presentation of proposals by stockholders at the 2010 annual meeting of stockholders (or special meeting in lieu thereof) provided such proposals are submitted by eligible stockholders who have complied with our by-laws. Our by-laws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice complying with the requirements set forth in our by-laws must be delivered to the Secretary of the Company. Such nominations or proposals must be received by the Company no earlier than February 12, 2010, and no later than March 29, 2010, to be eligible for consideration at the annual meeting in the year 2010. Only persons nominated in accordance with the procedures set forth in our by-laws will be eligible to serve as directors and the only business to be conducted at an annual meeting shall be brought pursuant to our by-laws. Section 2.11 of our by-laws sets forth the information requirements for the notice of a director nomination or notice of business to be conducted at an annual meeting, which includes information about the stockholder bringing forth the nomination or notice of business, as well as information regarding the nominee or such business. You can obtain, without charge, a copy of the by-laws by writing to Kopin Corporation, c/o Investor Relations, 200 John Hancock Road, Taunton, MA 02780, or calling the Chief Financial Officer of the Company at 508-824-6696.

To be properly included in the Company’s proxy solicitation materials as required by Rule 14a-8 of the Securities Exchange Act of 1934, we must receive your notice no later than November 17, 2009.

COST AND METHOD OF SOLICITATION

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Kopin in person or by telephone, facsimile or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

DIRECTIONS TO THE ANNUAL MEETING

From the North: From the North: From I-93 South and the Tobin Bridge, take Exit 23 (Purchase Street/South Station). Upon exiting, proceed on Purchase Street and turn right onto Pearl Street. Turn left onto Franklin Street, then turn right onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. Follow signs to the Blue P. Enter the garage, taking a ticket from the machine to open the gate. Drive to the first level. A Central Parking attendant will park your vehicle after issuing a valet check, to be used for retrieving your vehicle when leaving the building.

From the South: Take I-93 north to Exit 20 (Mass. Turnpike/South Station). Stay in left lane. While on this long ramp, follow the sign for South Station/Chinatown. Continue straight (Lincoln Street) and at the 3rd traffic light turn right onto Summer Street. Take next left onto High Street then take first left onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. Follow signs to the Blue P. Enter the garage, taking a ticket from the machine to open the gate. Drive to the first level. A Central Parking attendant will park your vehicle after issuing a valet check, to be used for retrieving your vehicle when leaving the building.

From the West: Take the Mass. Turnpike (I-90) to Exit 24-A (South Station), following signs for Atlantic Avenue. At the 3rd traffic light, turn left onto Summer Street. Continue on Summer Street through 2 traffic lights, turning right onto High Street then take first left onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. Follow signs to the Blue P. Enter the garage, taking a ticket from the machine to open the gate. Drive to the first level. A Central Parking attendant will park your vehicle after issuing a valet check, to be used for retrieving your vehicle when leaving the building.

From Logan Airport: Follow the “Exit” signs from the airport to the Sumner Tunnel. Stay in the left lane of the tunnel. At the end of the tunnel, bear left and follow signs for Government Center. Turn left onto Congress Street. Follow Congress Street to Purchase Street. Turn right onto Purchase Street. Follow Purchase Street to Summer Street. Turn right onto Summer Street. Turn right at the next set of lights (High Street). On High Street take first left onto Federal Street. The Garage entrance is on the left at the corner of Federal and Milk Street. Follow signs to the Blue P. Enter the garage, taking a ticket from the machine to open the gate. Drive to the first level. A Central Parking attendant will park your vehicle after issuing a valet check, to be used for retrieving your vehicle when leaving the building.

From the MBTA Red Line, Amtrak, and Commuter Rail (South Station): Coming out of South Station onto Summer Street, cross Surface Road and walk straight on to Federal Street. Continue on Federal Street, eventually crossing over Franklin Street. One Federal Street is on the left side of the street.

GENERAL

We are not aware of any other matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority to the named proxies in the event any additional matters should be presented.

We will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this proxy statement, upon written request from such stockholder, our Annual Reports on Form 10-K for the fiscal years 2007 and 2006 as filed with the SEC. Our 2008 Annual Report on Form 10-K is enclosed. Only one copy of the Annual Report and this proxy statement is being delivered to multiple stockholders sharing one address, unless we have received contrary instructions. Upon request, we will deliver a separate copy to a stockholder at a shared address to which a copy was delivered. If you received more than one copy of the proxy statement and wish to reduce the number of reports you receive, we will discontinue the mailing of reports on the accounts you select. Requests for the foregoing should be directed to Kopin Corporation, 200 John Hancock Road, Taunton, Massachusetts 02780, Attention: Chief Financial Officer, 508-824-6696.

We expect to hold our 2010 annual stockholder meeting on or about May 20, 2010, and proxy materials in connection with that meeting are expected to be mailed approximately thirty days prior to the meeting.

JOHN C.C. FAN

Chairman

APPENDIX 1

Kopin Corporation 2001 Equity Incentive Plan Amendment

The Board of Directors of Kopin Corporation (the “Company”), pursuant to authority reserved in Section 13 of the 2001 Equity Incentive Plan of the Company (the “2001 Plan”), authorized an amendment (the “Amendment”) to the 2001 Plan as follows, such amendment to be immediately effective upon approval by the Company’s stockholders on April 28, 2009 (the “Effective Date”):

As of the Effective Date, Sections 4 and 8.1 of the 2001 Plan are deleted in their entirety and replaced with the following:

4. Stock Subject to the Plan. At no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 7,100,000 shares of Common Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the shares not purchased by the Optionee or forfeited by the recipient shall again be available for Awards to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of April 28, 2009. Subject to Sections 8.2 and 8.3, if subsequent to that date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

The above amendment being for the purpose of increasing the total number of shares of common stock, $0.01 par value per share, that may be subject to options granted under the Plan from 5,350,000 shares to 7,100,000 shares.

Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

APPENDIX 2

KOPIN CORPORATION

2001 EQUITY INCENTIVE PLAN, AS AMENDED

TABLE OF CONTENTS

1.	Purpose	1
2.	Definitions	1
3.	Term of the Plan	3
4.	Stock Subject to the Plan	3
5.	Administration	3
6.	Authorization and Eligibility	3
7.	Specific Terms of Awards	4
8.	Adjustment Provisions	7
9.	Settlement of Awards	8
10.	Reservation of Stock	10
11.	No Special Employment or Other Rights	10
12.	Nonexclusivity of the Plan	10
13.	Termination and Amendment of the Plan	10
14.	Notices and Other Communications	10
15.	Governing Law	11

KOPIN CORPORATION

2001 EQUITY INCENTIVE PLAN, AS AMENDED

1.	Purpose

This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of Kopin Corporation (the “Company”) and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1. Accelerate, Accelerated, and Acceleration, when used with respect to an Option, means that as of the time of reference the Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to the Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2. Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquirer’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to that transaction.

2.3. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4. Award means any grant or sale pursuant to the Plan of Options, Restricted Stock or Stock Grants.

2.5. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6. Board means the Company’s Board of Directors.

2.7. Change of Control means any of the following transactions:

(a) any Acquisition, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time), other than the Company or an Affiliate, directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders to accept, or

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time that election or nomination was approved by the Board.

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2.8. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9. Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10. Common Stock or Stock means common stock, par value $0.01 per share, of the Company.

2.11. Company means Kopin Corporation, a corporation organized under the laws of the State of Delaware.

2.12. Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.13. Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14. Market Value means the value of a share of Common Stock on any date as determined by the Committee.

2.15. Nonstatutory Option means any Option that is not an Incentive Option.

2.16. Option means an option to purchase shares of Common Stock.

2.17. Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18. Participant means any holder of an outstanding Award under the Plan.

2.19. Plan means this 2001 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.20. Restricted Stock means a grant or sale of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

2.21. Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.22. Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.23. Stock Grant means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

2.24. Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.25. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

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3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan

At no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 5,350,000 shares of Common Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the shares not purchased by the Optionee or forfeited by the recipient shall again be available for Awards to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to a director or executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant to hereto. Notwithstanding the foregoing, except in conjunction with a corporate transaction involving the Company, including without limitation a transaction described in Section 8 hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

6.	Authorization and Eligibility

The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or

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subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Common Stock subject to the Plan.

Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.	Specific Terms of Awards

7.1. Options.

(a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price. The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Termination of Association with the Company. Unless the Committee shall provide otherwise with respective to any Option, if the Optionee’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Optionee’s employer ceasing to be an Affiliate, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

(f) Transferability. Except as otherwise provided in this subsection (f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; provided, however, that any such transfer is

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without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

(g) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of an Incentive Option or on or after grant of an Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of:

(i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is then currently traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(h) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(i) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

(j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

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7.2. Restricted Stock.

(a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Kopin Corporation 2001 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Kopin Corporation. Copies of such Plan and Agreement are on file in the offices of Kopin Corporation.

(c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f) Termination of Association with the Company. Unless the Committee shall provide otherwise for any Award of Restricted Stock, upon termination of a Participant’s employment or other association with the Company and its Affiliates for any reason during the Restriction Period, including because of the Participant’s employer ceasing to be an Affiliate during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

(g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.3. Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

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7.4. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

8.	Adjustment Provisions

8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of April 28, 2009 Subject to Sections 8.2 and 8.3, if subsequent to that date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2. Treatment in Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition (a) any then outstanding Options shall Accelerate in full if not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof, and to the extent not assumed or replaced on the Acquisition shall then (or after a reasonable period following the Acquisition, as determined by the Committee) terminate to the extent not exercised and (b) any then Restricted Stock shall Accelerate in full if the Company’s rights to reacquire such shares of Restricted Stock on occurrence of the applicable Risk of Forfeiture with respect to those shares are not assigned to the acquiring entity. As to any one or more outstanding Options and shares of Restricted Stock which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Options and Restricted Stock in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

8.3. Change in Control. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of a Change in Control (including a Change of Control which is an Acquisition), any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Option not then exercisable in full shall vest under the terms of the Award. The preceding shall apply as well to shares of Restricted Stock the repurchase rights of which are held by an acquiring entity, and outstanding Options which are assumed by an acquiring entity or replaced by comparable options to purchase shares of the capital stock of a successor or acquiring entity or parent thereof, pursuant to Section 8.2. The Committee shall have the discretion, exercisable

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either in advance of a Change in Control or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options (including Options that are assumed or replaced pursuant to Section 8.2) that do not otherwise Accelerate by reason of the Change in Control, and/or (ii) the subsequent termination of one or more of the Company’s repurchase rights with respect to Restricted Stock Awards that do not otherwise terminate at that time, in the event that the employment of the respective grantees of such Awards should subsequently terminate following such Change in Control.

8.4. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation.

8.5. Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.	Settlement of Awards

9.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Act; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

9.2. Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

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9.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4. Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.4, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.5. Placement of Legends; Stop Orders; etc. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 9.3 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.6. Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan

9

shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

10.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.	No Special Employment or Other Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

12.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without his or her consent. Notwithstanding the foregoing, except in conjunction with a corporate transaction involving the Company, including without limitation a transaction described in Section 8 hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

14.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of

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its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

15.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

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DETACH HERE

PROXY

KOPIN CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE

2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 28, 2009

The undersigned hereby appoints John C.C. Fan and Richard A. Sneider, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of our common stock of Kopin Corporation which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders to be held on April 28, 2009 at 9:00 a.m. at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, or any adjournment thereof, upon any and all matters which may properly be brought before the meeting or any adjournments thereof. This proxy hereby revokes all former proxies submitted by the undersigned stockholder.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL DIRECTORS LISTED IN PROPOSAL (1), WILL BE VOTED FOR PROPOSAL (2) AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL (3).

If you vote over the internet or by telephone, please do not mail your proxy card.

Your vote is important. Please vote immediately.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Electronic Voting Instructions

You can vote by internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the internet or telephone must be received by 1:00 a.m., Central Time, on April 28, 2009.

VOTE-BY-INTERNET		VOTE-BY-TELEPHONE

1.	Log on to the Internet and go to http://www.investorvote.com/kopn	1.	Call toll-free 1-877-652-VOTE (8683) within the United States, Canada and Puerto Rico any time on a touch tone telephone. There is no charge for the call.
2.	Follow the easy steps outlined on the secured website.	2.	Follow the easy recorded instructions.

Using a blackink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas ☒.

Annual Meeting Proxy Card                                                                     123456                             C0123456789                        12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals—The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 and 3.

1.	ELECTION OF DIRECTOR:

	FOR	WITHHELD		FOR	WITHHELD

(01) John C.C. Fan	☐	☐	(05) Morton Collins	☐	☐

(02) James K. Brewington	☐	☐	(06) Chi Chia Hsieh	☐	☐

(03) David E. Brook	☐	☐	(07) Michael J. Landine	☐	☐

(04) Andrew H. Chapman	☐	☐

		FOR	AGAINST	ABSTAIN

2.	PROPOSAL TO RATIFY AN AMENDMENT TO THE COMPANY’S 2001 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN.	☐	☐	☐

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.	☐	☐	☐

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

B. Non-Voting Items

Change of Address—Please print new address below.

C. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

PLEASE DATE AND SIGN exactly as your name(s) appears at left indicating, where proper, official position or representation capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the name of two or more persons, all must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.